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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

      This PLEDGE AGREEMENT (this "AGREEMENT") is dated as of October 5, 2004, and entered into by and among CHOICE ONE COMMUNICATIONS INC., a Delaware corporation ("COC"), CHOICE ONE COMMUNICATIONS INTERNATIONAL INC., a Delaware corporation ("COCIN") and US XCHANGE INC., a Delaware corporation ("USEX"), each as a debtor-in-possession (COC, COCIN, and USEX, together with any Subsidiary thereof added to this Agreement by means of a supplement in the form of Exhibit B hereto, are sometimes collectively referred to herein as the "Borrowers" or "Pledgors" and individually as a "Borrower" or "Pledgor"); and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation having an office at 201 Merritt 7, Norwalk, CT 06856-5201, as Agent (the "Agent") for the Lenders and Swap Issuer (collectively, the "Benefitted Parties") under the Credit Agreement (as defined below).

                                    RECITALS:

      A. Pledgors are the legal and beneficial owners of (i) the issued and outstanding Capital Stock (as defined below) of each issuer (individually, a "Subsidiary" and collectively, the "Subsidiaries") described in Part I of Exhibit A attached hereto and (ii) the indebtedness (the "Pledged Debt") described in Part II of Exhibit A and issued by the obligors named therein.

      B. The Pledgors have entered into a certain Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement dated as of October 5, 2004 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") with Agent, the Lenders and Swap Issuer, pursuant to which Lenders have agreed to make loans and other financial accommodations available to Borrowers.

      C. Pledgors and Swap Issuer are parties to the Hedging Agreement pursuant to which Swap Issuer has agreed to extend certain financial accommodations available to Pledgors;

      D. The Pledgors have entered into a certain Security Agreement dated as of October 5], 2004 (as the same may be amended; supplemented or otherwise modified from time to time, the "Security Agreement") with Agent, pursuant to which Pledgors shall grant a security interest to Agent, on behalf of the Benefitted Parties, to secure the payment and performance of the Obligations.

      E. In order to further secure the payment and performance of the Liabilities (as defined below), the Pledgors have agreed to pledge to Agent, as pledgee (the "Pledgee"), on behalf of the Benefitted Parties, all of the Capital Stock of each Subsidiary now or hereafter owned by the Pledgors and all of the Pledged Debt of each Subsidiary now or hereafter owned by the Pledgors.

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      NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to extend credit and make other financial accommodations to the Borrowers under the Credit Agreement and to induce Swap Issuer to make the financial accommodations to Debtors under the Hedging Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors hereby agree with Pledgee, as Agent, on behalf of the Benefitted Parties, as follows:

      1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Credit Agreement. The following term, as used herein, has the meaning set forth below:

      "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) in a company, entity or Person of any kind, including, without limitation, any capital stock of a corporation and any and all ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests.

      2. Pledge. Each Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to Pledgee, as Agent, on behalf of the Benefitted Parties, a first lien on and first priority security interest in (a) all of the Capital Stock of each Subsidiary now or at any time hereafter owned by such Pledgor including, without limitation, those set forth on Part I of Exhibit A, together with all of the certificates evidencing such shares of Capital Stock, and all options, warrants and other rights to purchase the shares of Capital Stock of such Subsidiary held by such Pledgor together with the Capital Stock of such Subsidiary underlying such options, warrants and other rights (collectively, the "Pledged Shares"), (b) the Pledged Debt owned by such Pledgor together with all of the instruments evidencing such Pledged Debt, all security entitlements with respect to such Pledged Debt and all interest, cash, instruments and other property or other proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt,
(c) any other property of such Pledgor described in Section 4 below now or hereafter delivered to, or in the possession or custody of, Pledgee, as Agent, on behalf of the Benefitted Parties, and (d) any and all proceeds of any of the foregoing, as collateral security for (i) the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations (as such term is defined in the Security Agreement) and (ii) the due and punctual payment and performance by such Pledgor of its obligations and liabilities under, arising out of or in connection with this Agreement (all of the foregoing being hereinafter referred to collectively as the "Liabilities"). The property described pursuant to each of subsections (a), (b),
(c), and (d) of this Section 2 shall hereinafter be referred to collectively as the "Pledged Collateral". All certificates or instruments representing or evidencing the Pledged Shares and the Pledged Debt shall be delivered to and held by or on behalf of Pledgee, as Agent, on behalf of the Benefitted Parties pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignments in blank, all in form and substance satisfactory to Pledgee. Pledgee shall maintain possession and custody of the certificates representing the Pledged Shares in accordance with Section 5 below and shall return the Pledged Shares in accordance with such Section. The Pledgors covenant and agree that they

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shall, at the request of Pledgee, ensure that the Pledged Shares are registered in the name of Pledgee, or at Pledgee's option, its nominee.

      3. Representations and Warranties of Pledgors. Each Pledgor represents and warrants to Pledgee, as Agent, on behalf of the Benefitted Parties that:

            (a) Part I of Exhibit A, and the Pledge Amendments (as defined below), if any, set forth (i) the authorized Capital Stock of each Subsidiary, (ii) the number of shares of Capital Stock of each Subsidiary that are issued and outstanding as of the date hereof, (iii) the number of shares of Capital Stock of each Subsidiary that are held in its treasury and (iv) the percentage of the issued and outstanding shares of Capital Stock of each Subsidiary held by such Pledgor. The Pledgors are the record and beneficial owners of, and have good and marketable title to, the Pledged Shares, and such shares are and will remain free and clear of all pledges, liens, hypothecations, charges, security interests and other encumbrances and restrictions whatsoever, except the Permitted Encumbrances and the liens and security interests created by this Agreement;

            (b) Part II of Exhibit A, and the Pledge Amendments, if any, correctly set forth (i) all Pledged Debt of each Pledgor, (ii) the obligor and payee of each item of Pledged Debt, and (iii) the principal amount of each item of Pledged Debt. The Pledgors are the record and beneficial owners of, and have good and marketable title to, the Pledged Debt, and such Pledged Debt is and will remain free and clear of all pledges, liens, hypothecations, charges, security interests and other encumbrances and restrictions whatsoever, except the Permitted Encumbrances and the liens and security interests created by this Agreement;

            (c) there are no outstanding options, warrants or other agreements with respect to the Pledged Shares;

            (d) this Agreement is the legal, valid and binding obligation of each Pledgor, enforceable against each Pledgor in accordance with its terms, except as limited by applicable bankruptcy, moratorium, reorganization and other similar laws affecting the enforcement of creditors' rights generally;

            (e) the Pledged Shares have been duly and validly authorized and issued, are fully paid and non-assessable, have not been transferred in violation of any applicable securities laws, and represent all of the issued and outstanding shares of Capital Stock or equity interest of each Subsidiary;

            (f) no consent, approval or authorization of or designation or filing with any governmental or regulatory authority on the part of any Pledgor (other than the Financing Orders) is required in connection with the pledge and security interest granted under this Agreement;

            (g) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the

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      charter, constituting documents or by-laws of any Pledgor or any
      Subsidiary or of any securities issued by any Pledgor or any Subsidiary or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which any Pledgor or any Subsidiary is a party or which purports to be binding upon any Pledgor or any Subsidiary or upon any of their respective assets, and will not result in the creation or imposition of any lien, hypothecation, charge or encumbrance on or security interest in any of the assets of any Pledgor or any Subsidiary except as contemplated by this Agreement; and

            (h) provided that Pledgee remains in continuous possession of the Pledged Shares, the pledge, assignment and delivery of the Pledged Shares pursuant to this Agreement creates a valid first lien on and perfected first priority security interest in such Pledged Shares and the proceeds thereof in favor of Pledgee, as Agent, on behalf of the Benefitted Parties, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance, other then the Permitted Encumbrances, or to any agreement purporting to grant to any third party a security interest in the property or assets of any Pledgor which would include the Pledged Shares. Each Pledgor covenants and agrees that it will defend, in favor of Pledgee as Agent, on behalf of the Benefitted Parties, Pledgee's right, title and security interest in and to the Pledged Shares and the proceeds thereof against the claims and demands of all other Persons.

      4. Stock Dividends, Distributions, Etc.

            (a) If, while this Agreement is in effect, any Pledgor shall become entitled to receive or shall receive (i) any share certificate (including, without limitation, any certificate representing a stock dividend or a stock distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Shares, or (ii) any share certificate in connection with the purchase or acquisition by Pledgor of a new company, such Pledgor agrees, in each case, to accept the same as Pledgee's agent and to hold the same in trust for Pledgee, and to deliver the same forthwith to Pledgee in the exact form received, with the endorsement of such Pledgor when necessary and/or with appropriate undated powers duly executed in blank, to be held by Pledgee subject to the terms hereof, as additional collateral security for the Liabilities. Each Pledgor shall promptly deliver to Pledgee (i) a pledge amendment, duly executed by Pledgor, in substantially the form of Exhibit B hereto (a "Pledge Amendment") with respect to such additional share certificates, and (ii) any financing statements, financing change statements or amendments to financing statements as requested by Pledgor. Each Pledgor hereby authorizes Pledgee to attach each Pledge Amendment to this Agreement.

            (b) In case any distribution of Capital Stock shall be made on or in respect of the Pledged Shares or any property shall be distributed upon or with respect to the Pledged Shares pursuant to the recapitalization or reclassification of the Capital Stock of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be promptly delivered to Pledgee to be held by it as additional collateral security for the Liabilities. All sums of money and property so paid or distributed in respect of the

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      Pledged Shares which are received by a Pledgor shall, until paid or delivered to Pledgee, be held by such Pledgor in trust for the benefit of Pledgee as additional collateral security for the Liabilities. In case of any distribution of any (i) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (ii) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Shares so long as Obligations are owed to the Benefitted Parties, such sums received shall be applied to the Revolving Loan under the Credit Agreement.

      5. Voting Rights; Dividends; Irrevocable Proxy.

            (a) So long as no Event of Default has occurred and is continuing, each Pledgor shall be entitled (subject to the other provisions hereof, including, without limitation, Section 8 below) to exercise its voting and other consensual rights with respect to the Pledged Shares and otherwise exercise the incidents of ownership thereof in any manner not inconsistent with this Agreement, the Credit Agreement, or any other Loan Document. Each Pledgor hereby grants, to the extent permitted by applicable law, to Pledgee or its nominee, as Agent, on behalf of the Benefitted Parties, an IRREVOCABLE PROXY to exercise, to the extent permitted by applicable law, all voting and corporate rights relating to the Pledged Shares in any instance, including, without limitation, to give or withhold written consent of shareholders, call special meetings of shareholders and vote at such meetings and to approve any merger or amalgamation involving a Subsidiary as a constituent corporation, which proxy shall be effective, at the discretion of Pledgee, upon the occurrence and during the continuance of an Event of Default upon written notice to the Pledgor (provided, however, that failure to provide such notice shall not affect the validity of the proxy) and which proxy shall terminate only upon payment in full of the Liabilities. After the occurrence and during the continuance of an Event of Default and upon request of Pledgee, each Pledgor agrees to deliver to Pledgee, to the extent permitted by applicable law, such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Shares as Pledgee may request. The proxy set forth in this Section 5(a) is irrevocable and is coupled with an interest.

            (b) In the event that any Pledgor, as record and beneficial owner of the Pledged Shares, shall have received or shall have become entitled to receive, any cash dividends or other distributions in the ordinary course after the occurrence and during the continuance of an Event of Default, such Pledgor shall deliver to Pledgee and Pledgee shall be entitled to receive and retain, as Agent, on behalf of the Benefitted Parties, all such cash or other distribution which shall be applied pursuant to the terms of the Credit Agreement.

            (c) Subject to any sale or other disposition by Pledgee of the Pledged Shares or other property pursuant to this Agreement, upon full payment, satisfaction and termination of all of the Liabilities and the termination pursuant to Section 15 hereof of the liens and security interests hereby granted, the Pledged Shares and any other property

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      then held as part of the Pledged Shares in accordance with the provisions of this Agreement shall be returned to such Pledgor or to such other Person as shall be legally entitled thereto.

      6. Rights of Pledgee. Neither Pledgee nor any Benefitted Party shall be liable for failure to collect or realize upon the Liabilities or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall Pledgee or any Benefitted Party be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Shares held by Pledgee hereunder may, to the extent permitted by applicable law, if an Event of Default has occurred and is continuing, without notice, be registered in the name of Pledgee or its nominee, and Pledgee or its nominee may thereafter without notice exercise, to the extent permitted by applicable law, all voting and corporate rights at any meeting with respect to a Subsidiary and exercise, to the extent permitted by applicable law, any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion any and all of the Pledged Shares upon, the merger, amalgamation, consolidation, reorganization, recapitalization or other readjustment with respect to a Subsidiary or upon the exercise by such Subsidiary or Pledgee of any right, privilege or option pertaining to any of the Pledged Shares, and in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may determine, all without liability except to account for property actually received by Pledgee (and, as more particularly described in Section 7 below, to account for the surplus, if any, to any Pledgor), but Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. Pledgee is hereby released from all responsibility for any depreciation in or loss of value of the Pledged Shares.

      7. Remedies.

            (a) Subject to Section 7(b) below, upon the occurrence and during the continuance of an Event of Default, and subject to the five (5) days' notice provision set forth in Section 8.2 of the Credit Agreement, Pledgee may exercise in respect of the Pledged Collateral, to the extent permitted by applicable law, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code ("UCC") in effect in the State of New York from time to time, whether or not the UCC applies to the affected Pledged Collateral. Subject to Section 7(b) below, Pledgee also, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may, to the extent permitted under applicable law, forthwith collect, receive, appropriate and realize upon the Pledged Shares, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of (including the disposition by merger) and deliver said Pledged Shares, or any part thereof, in one or more portions at one or more public or private sales or dispositions,

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      at any exchange or broker's board or at any of Pledgee's offices or elsewhere upon such terms and conditions as Pledgee may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right to Pledgee upon any such sale, public or private, to purchase the whole or any part of said Pledged Shares so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby expressly waived or released. Subject to
      Section 7(b) below, Pledgee shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, sale or disposition, pursuant to the terms of the Credit Agreement. Such Pledgor shall remain liable for any deficiency remaining unpaid after such application. Only after so paying over such net proceeds and after the payment by Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need Pledgee account for the surplus, if any, to any Pledgor. Subject to Section 7(b) below, each Pledgor agrees that Pledgee need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. Subject to Section 7(b) below, no notification need be given to a Pledgor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition.

            (b) Notwithstanding anything to the contrary contained in this Agreement, the Agent shall be permitted to exercise any remedy, whether provided for herein, otherwise available to it, or provided to secured parties under the UCC (whether or not the UCC applies to the affected Pledged Collateral), in the nature of a sale, liquidation or other disposition (including the disposition by merger) of, or foreclosure on, any interest of any Pledgor in the Pledged Collateral only upon five business days' prior written notice to such Pledgor, counsel approved by the Bankruptcy Court for the Committee, if any, the United States Trustee, counsel to the Prepetition Agent and counsel to the Bridge Lender Steering Committee.

      8. No Disposition, Etc. Each Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Shares, nor will any Pledgor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Shares, or any interest therein, or any proceeds thereof, except for Permitted Encumbrances and the lien and security interest provided for by this Agreement. Each Pledgor agrees that it will not vote to enable, and will not otherwise permit, any Subsidiary to (a) issue any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Shares other than issuances of shares and options to purchase shares as described in Schedule A, or (b) dissolve, liquidate, retire any of its Capital Stock, reduce its capital or merge, amalgamate or consolidate with any other Person except as allowed pursuant to Schedule A.

      9. Sale of Pledged Shares.

            (a) The Pledgors recognize that Pledgee may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger

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      or amalgamation of any Subsidiary) of any or all the Pledged Shares by
      reason of certain prohibitions contained in the Securities Act of 1933 (the "Act"), and applicable state or federal securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgors acknowledge and agree that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, agree that any such private sale or disposition shall be deemed to be reasonable and affected in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale or disposition of any of the Pledged Shares in order to permit any Pledgor or any applicable Subsidiary to register such securities for public sale under the Act, or under applicable state, provincial or federal or other securities laws, even if such Pledgor or the applicable Subsidiary would agree to do so. Notwithstanding the foregoing, upon request of the Agent, each Pledgor agrees that, at its own expense, following the occurrence and continuation of an Event of Default, it will register such securities under the Act or take such other actions under any applicable federal or state securities laws as may be necessary for a public sale of the Pledged Shares, including furnishing such legal opinions as Agent may reasonably request.

            (b) Each Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sales or dispositions of the Pledged Shares valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sales or dispositions, all at such Pledgor's expense. Each Pledgor further agrees that a breach of any of the covenants contained in Sections 4, 5(a), 5(b), 8, 9 and 10 will cause irreparable injury to Pledgee and the Benefitted Parties and that Pledgee and the Benefitted Parties have no adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of Pledgee to seek and obtain specific performance of other obligations of any Pledgor contained in this Agreement, that each and every covenant referenced above shall be specifically enforceable against each Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

            (c) Each Pledgor further agrees to indemnify and hold harmless Pledgee and each Benefitted Party, their respective successors and assigns, their respective officers, directors, employees and agents, and any Person in control of any thereof, from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable legal fees and expenses (in this paragraph collectively called the "Indemnified Liabilities"), under federal, provincial and state securities laws or otherwise insofar as such Indemnified Liability (i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any thereof or in any other

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      writing prepared in connection with the offer, sale or resale of all or any portion of the Pledged Shares or other Collateral unless such untrue statement of material fact was provided by Pledgee or such Benefitted Party or another party not an Affiliate of any Pledgor specifically for inclusion therein, or (ii) arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of Pledgee or any successor thereof, or any Person in control of any thereof. In connection with a public sale or other distribution, each Pledgor will provide customary indemnification to any underwriters, their successors and assigns, officers and directors and each Person who controls any such underwriter (within the meaning of the Act). If and to the extent that the foregoing undertakings in this paragraph may be unenforceable for any reason, each Pledgor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of each Pledgor under this paragraph (c) shall survive any termination of this Agreement.

            (d) Each Pledgor further agrees to waive any and all rights of subrogation it may have against each Subsidiary upon the sale or disposition of all or any portion of the Pledged Shares by Pledgee pursuant to the terms of this Agreement until all of the Liabilities have been indefeasibly paid in full.

      10. Purchaser of Pledged Shares. Upon any sale of any of the Pledged Shares hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Shares so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Pledgee or such officer or be answerable in any way for the misapplication or non-application thereof.

      11. Further Assurances. Each Pledgor agrees that at any time and from time to time upon the written request of Pledgee, each Pledgor will execute and deliver all stock powers, financing statements, financing change statements and such further documents and do such further acts and things as Pledgee may reasonably request consistent with the provisions hereof in order to effect the purposes of this Agreement.

      12. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      13. No Waiver; Cumulative Remedies. Pledgee shall not by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by Pledgee shall be valid unless in writing and signed by Pledgee, and then only to the extent therein set forth. A waiver by Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Pledgee would otherwise have on any further occasion. No course of dealing between any Pledgor and Pledgee or any Benefitted Party and no

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failure to exercise, nor any delay in exercising on the part of Pledgee, any right, power or privilege hereunder or under the Loan Documents shall impair such right or remedy or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

      14. Successors; Applicable Law. This Agreement and all obligations of each Pledgor hereunder shall be binding upon the successors and assigns of each Pledgor, and shall, together with the rights and remedies of Pledgee and the Benefitted Parties hereunder, inure to the benefit of Pledgee and the Benefitted Parties and their respective successors and permitted assigns, except that the Pledgors shall not have any right to assign their rights or obligations under this Agreement or any interest herein without the prior written consent of Pledgee. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES) AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

      15. Termination. This Agreement and the liens and security interests granted hereunder shall terminate and Pledgee shall return the Pledged Shares to the Pledgors when both of the following have occurred: (a) indefeasible payment in full of the Liabilities, and (b) termination of all Commitments under the Credit Agreement.

      16. Possession of Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Shares in the physical possession of Pledgee pursuant hereto, Pledgee, any Benefitted Party, or any nominee of any of them, shall have no duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto (including any duty to ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Pledged Shares and any duty to take any necessary steps to preserve rights against any parties with respect to the Pledged Shares), and shall be relieved of all responsibility for the Pledged Shares upon surrendering them to the Pledgors. Each Pledgor assumes the responsibility for being and keeping itself informed of the financial condition of the Subsidiaries and of all other circumstances bearing upon the risk of non-payment of the Liabilities, and Pledgee shall have no duty to advise any Pledgor of information known to Pledgee regarding such condition or any such circumstance. Pledgee shall have no duty to inquire into the powers of any Subsidiary or its respective officers, directors or agents thereof acting or purporting to act on their behalf.

      17. Survival of Representations. All representations and warranties of Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

      18. Taxes and Expenses. The Pledgors will upon demand pay to Pledgee, as Agent, on behalf of the Benefitted Parties, (a) any taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like of Pledgee or any of the Benefitted Parties) payable or ruled payable by any federal, provincial or state authority in respect of this

Agreement, together with interest and penalties, if any, and (b) all reasonable expenses, including the reasonable fees and expenses of counsel for Pledgee and each Benefitted Party and of any experts and agents that Pledgee or the Benefitted Parties may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Shares, (iii) the exercise or enforcement of any of the rights of Pledgee or the Benefitted Parties hereunder, or (iv) the failure of any Pledgor to perform or observe any of the provisions hereof.

      19. Pledgee Appointed Attorney-In-Fact. Each Pledgor hereby irrevocably appoints Pledgee as each Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of each Pledgor or otherwise, from time to time in Pledgee's discretion, to take any action and to execute any instrument that Pledgee deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Shares or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

      20. Regulatory Approval. If an Event of Default shall have occurred and is continuing, upon the request of the Agent, the Pledgors will, at their expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements and all other documents and papers the Agent may reasonably request or may be required by law in connection with the obtaining of any consent, approval, registration, qualification or authorization of the FCC or any applicable PUC (collectively, the "Regulatory Authorities") or of any other Person necessary or reasonably appropriate for the effective exercise of any rights under this Pledge Agreement. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Pledgors shall take any action which the Agent may reasonably request in order to transfer and assign to the Agent or to such one or more third parties as the Agent may designate, or to a combination of the foregoing, each Communications License. Upon the occurrence and during the continuation of an Event of Default, the Pledgors shall further use their best efforts to assist in obtaining approval of the Regulatory Authorities, if required or desirable in the reasonable judgment of the Agent, for any action or transactions contemplated by this Pledge Agreement including, without limitation, the preparation, execution and filing with the Regulatory Authorities of the assignor's or transferor's portion of any application or applications for consent to the assignment of any Communications License or transfer of control necessary or reasonably desirable, in the judgment of the Agent, under the rules and regulations of the Regulatory Authorities for the approval of the Regulatory Authorities for the approval of the transfer or assignment of any portion of the Collateral, together with any Communications License. The Pledgors acknowledge that the assignment or transfer of each Communications License is integral to the Agent's and the Benefitted Parties' realization of the value of the Collateral, that there is no adequate remedy at law for failure by the Pledgors to comply with the provisions of this Section and that such failure would cause irreparable injury not adequately compensable in damages, and therefore agree that each and every covenant contained in this Section may be specifically enforced, and the Pledgors hereby waive and agree not to assert any defenses against an action for specific performance of such covenants.

      21. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 21); (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower Representative or Agent) designated herein to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notices shall be delivered to the following addresses:

(A)   If to Agent or GE Capital, at
      General Electric Capital Corporation
      201 Merritt 7
      Norwalk, CT 06851
      Attention: Christian Donohue, Account Manager
      Telecopier No.: 203-956-4559
      Telephone No.: 203-956-4755

      with copies to:

      General Electric Capital Corporation
      201 Merritt 7
      Norwalk, CT 06851
      Attention: Rebecca Docu
      Telecopier No.: 203-956-4559
      Telephone No.: 203-229-5719

      General Electric Capital Corporation
      201 Merritt 7
      Norwalk, CT 06851
      Attention: Sarfraz Hassan
      Telecopier No.: 203-229-5791
      Telephone No.: 203-229-5726
      and

(B)   If to any Debtor, to Borrower Representative, at

      Choice One
      100 Chestnut Street, Suite 600
      Rochester, NY 14604
      Attention: Ajay Sabherwal
      Telecopier No.: 585-530-2739
      Telephone No.: 585-530-2899

      with copies to:

      Choice One
      100 Chestnut Street, Suite 600
      Rochester, NY 14604
      Attention: Elizabeth McDonald
      Telecopier No.: 585-687-7805
      Telephone No.: 585-687-7972

      Weil, Gotshal & Manges LLP
      767 Park Avenue
      New York, NY 10153
      Attention: Jeffrey Tanenbaum, Esq.
      Telecopier No.: 212-310-8007
      Telephone No.: 212-310-8000

      and

(C)   If to the Bridge Lender Steering Committee, at
      Choice One Bridge Lender Steering Committee
      c/o Ira Dizengoff, Esq.
      Akin Gump Strauss Hauer & Feld LLP
      590 Madison Avenue
      New York, NY 10022
      Telecopier No.: 212-872-1002
      Telephone No.: 212-872-1096

      22. Changes in Writing. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective without the written concurrence of Pledgee and such Pledgor, and then only to the extent specifically set forth in such writing.

      23. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

      24. Counterparts. This Agreement may be executed by facsimile transmission in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

      25. Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

      26. CONSENT TO JURISDICTION. EACH PLEDGOR HEREBY CONSENTS AND AGREES THAT THE BANKRUPTCY COURT SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE PLEDGORS, AGENT AND BENEFITTED PARTIES PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT AND PLEDGORS ACKNOWLEDGE THAT ANY APPEALS FROM THE BANKRUPTCY COURT MAY HAVE TO BE HEARD BY A COURT OTHER THAN THE BANKRUPTCY COURT; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PLEDGOR HEREBY WAIVES ANY OBJECTION THAT SUCH PLEDGOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS SET FORTH IN SECTION 21 OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PLEDGOR'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

      27. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST

QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, BENEFITTED PARTIES AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

      28. Acknowledgment and Attachment. Pledgors and Agent hereby acknowledge that (a) value has been given and (b) each Pledgor has rights in the Pledged Shares. Pledgors and Agent agree that Agent's security interest in the Pledged Shares shall attach as of the date hereof. The Pledgors hereby instruct the issuers of the Pledged Collateral to sign Acknowledgments in the form attached hereto and authorize such issuers to comply with instructions of the Agent without further consent or instructions from the Pledgors The Pledgors agree that, in the event that any limited liability company or partnership interests in the Pledged Collateral are deemed to be "securities" under Section 8-102 of the UCC, this Agreement shall give to the Agent, for benefit of the Benefitted Parties, "control" of any partnership or limited liability company interests in the Pledged Collateral within the meaning of such term in Section 8-106(c).

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers on the date first above written.

                                        CHOICE ONE COMMUNICATIONS INC.
                                        US XCHANGE  INC.
                                        CHOICE ONE COMMUNICATIONS INTERNATIONAL
                                        INC., each as a Pledgor

                                        By: /S/ Ajay Sabherwal
                                           -------------------------------------
                                        Name: Ajay Sabherwal
                                        Title: Chief Financial Officer

                       Signature Page to Pledge Agreement

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as Agent

                                        By: /S/ Christopher T. Nicholls
                                           -------------------------------------
                                        Name: Christopher T. Nicholls
                                        Title: Authorized Signatory

                       Signature Page to Pledge Agreement

                                 ACKNOWLEDGMENT

      The undersigned hereby (i) acknowledges receipt of a copy of the foregoing Pledge Agreement, (ii) waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Shares (as defined therein) in the name of Pledgee or its nominee or the exercise of voting rights by Pledgee and (iii) agrees promptly to note on its books and records the grant of the security interest in the stock of the undersigned as provided in such Pledge Agreement. The undersigned consents to the execution and delivery of the foregoing Pledge Agreement and the security interests created thereby and absolutely postpones any and all rights to a Lien on the Pledged Shares to the rights of Pledgee with respect to the Pledged Shares hereunder. The undersigned hereby agrees to comply with any instruction received from the Agent with regards to the Pledged Collateral without any consent or further instructions from the Pledgor or other registered owner. The undersigned agree that, in the event that any limited liability company or partnership interests in the Pledged Collateral are deemed to be "securities" under Section 8-102 of the UCC, this Agreement shall give to the Agent, for benefit of the Lenders, "control" of any partnership or limited liability company interests in the Pledged Collateral within the meaning of such term in
Section 8-106(c).

Dated: _____________________

                             CHOICE ONE COMMUNICATIONS INC.
                             CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
                             CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC. CHOICE ONE COMMUNICATIONS OF MAINE INC.
                             CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC. CHOICE ONE OF NEW HAMPSHIRE INC.
                             CHOICE ONE COMMUNICATIONS OF OHIO INC.
                             CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC. CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC. CHOICE ONE COMMUNICATIONS OF VERMONT INC.
                             CHOICE ONE COMMUNICATIONS INTERNATIONAL INC.
                             CHOICE ONE ONLINE INC.
                             CHOICE ONE COMMUNICATIONS OF VIRGINIA INC.
                             CHOICE ONE COMMUNICATIONS SERVICES INC.
                             US XCHANGE  INC.
                             US XCHANGE OF INDIANA, L.L.C.
                             US XCHANGE OF ILLINOIS, L.L.C.
                             US XCHANGE OF MICHIGAN, L.L.C.
                             US XCHANGE OF WISCONSIN, L.L.C., each as a Borrower

                             By: /S/ Ajay Sabherwal
                                ------------------------------------------------
                             Name: Ajay Sabherwal
                             Title: Chief Financial Officer

                       Signature Page to Pledge Agreement